WHITEBOX TACTICAL OPPORTUNITIES FUND

WHITEBOX MARKET NEUTRAL EQUITY FUND

WHITEBOX TACTICAL ADVANTAGE FUND

Supplement dated November 16, to the Prospectuses dated January 16, 2015 (as supplemented March 5, 2015 and September 1, 2015)

Dr. Jason Cross, Head of Equity of Whitebox Advisors LLC (the “Advisor”), a member of the Advisor’s Investment Committee and a portfolio manager of Whitebox Tactical Opportunities Fund and Whitebox Market Neutral Equity Fund, has announced that he is resigning from such positions effective December 15, 2015.

Paul Karos, who joined Whitebox in 2012 and currently serves as a portfolio manager for Whitebox Market Neutral Equity Fund, has been promoted to Head of Equity. Paul will assume Jason’s previous responsibilities, including his position on the Investment Committee. Over the next month, Jason and Paul will work closely together to ensure a smooth transition of these responsibilities.

Paul has more than 30 years of experience in the equity markets, including his role as the President of Piper Jaffray’s Equity Capital Markets Division from 1998 to 2002.

As a result of this change, effective as of December 15, 2015, all references to Dr. Cross in the Funds’ Prospectuses will be deleted in their entirety.

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Prospectus Supplement Dated November 16, 2015
Please Read Carefully and Keep for Future Reference